UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 10, 2009

YARRAMAN WINERY, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28865	88-0373061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Yarraman Road, Wybong, Upper Hunter Valley, New South Wales, Australia 2333
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (61)2 6547-8118

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On September 10, 2009, Yarraman Winery, Inc. (the "Registrant" or the “Company”) notified its independent registered public accounting firm, Sherb & Co., LLP ("Sherb"), of its intention to engage Acquavella, Chiarelli, Shuster, Berkower & Co., LLP ("ACSB") as its new independent registered public accounting firm, at which time Registrant dismissed Sherb.  The decisions to dismiss Sherb and to engage ACSB were approved by the Audit Committee of the Registrant's Board of Directors.

Sherb’s report on Registrant's consolidated balance sheets as of June 30, 2008 and 2007, and the related consolidated statements of operations and comprehensive loss, stockholders' equity (deficit), and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Sherb’s report did contain a paragraph disclosing that the consolidated financial statements have been prepared assuming the Company will continue as a going concern.

During the Registrant’s two most recent fiscal years and the subsequent interim period ended September 10, 2009 (the date of Sherb’s dismissal), there were no disagreements between Registrant and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Sherb’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Also, during such periods, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Registrant has provided Sherb with the foregoing disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not Sherb agrees with the statements made by Registrant herein. A copy of the response of Sherb to the foregoing disclosures is attached hereto as Exhibit 16.1.

On September 10, 2009, Registrant engaged ACSB as its new independent registered public accounting firm to audit Registrant’s consolidated financial statements.  During the Registrant’s two most recent fiscal years and the subsequent interim period ended September 10, 2009 (the dated of ACSB’s engagement), Registrant did not consult ACSB with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, any reportable events or other matters set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Sherb & Co., LLP to the Securities and Exchange Commission, dated September 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARRAMAN WINERY, INC.

Date: September 16, 2009	By:	/s/ Ian Long
Name: Ian Long
Title: Chief Executive Officer